SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 28, 1995

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a
Pooling and Servicing Agreement dated as of April 1, 1995 providing for, inter alia, the issuance of Mortgage Pass-Through
Certificates,
Series 1995-S1)



       Residential Funding Mortgage Securities I, Inc.
     (Exact name of registrant as specified in its charter)

        DELAWARE                33-54227         75-2006294
(State or other jurisdiction   (Commission)    (I.R.S. employer
of incorporation)               file number)  identification no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN   55437
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code (612) 832-7000



(Former name or former address, if changed since last report)


Item 7. Financial Statements, Pro Forma Financial Information and
           Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits

          1.   Pooling and Servicing Agreement, dated as of April
1, 1995 among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee.




                           SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RESIDENTIAL FUNDING
MORTGAGE
                                     SECURITIES I, INC.



                                   By:

                                   Name:   Bruce J. Legan
                                   Title:  Director


Dated:  April 28, 1995